UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s “Named Executive Officers” or “NEOs” for its fiscal year ended December 31, 2022 (“Fiscal Year 2022”) were President and Chief Executive Officer David A. Burwick, Treasurer and Chief Financial Officer Frank H. Smalla, and our next three most-highly compensated Executive Officers, namely Chief Sales Officer John C. Geist, Chief Marketing Officer Lesya Lysyj, and Chief People Officer Carolyn L. O’Boyle. Additionally, pursuant to 17 CFR § 229.402, former Senior Vice President of Supply Chain Quincy B. Troupe is included herein as an NEO for Fiscal Year 2022, to the extent applicable. Mr. Troupe stepped down from his position with the Company as of April 1, 2022.

Fiscal Year 2022 NEO Cash Bonuses

Bonuses payable to our Executive Officers, including NEOs, are based on Company performance against certain “Company Goals” in accordance with a “Bonus Scale,” all as approved by the Compensation Committee of the Company’s Board of Directors. The Company Goals generally consist of pre-established depletions growth, Earnings Before Interest & Tax (“EBIT”), and resource efficiency (focused operating expense cost savings) targets.

As reported in a Form 8-K filed by the Company on February 15, 2022, at its meeting on February 9, 2022, the Compensation Committee approved: (1) company-wide goals for Fiscal Year 2022 (the “2022 Company Goals”); (2) the 2022 bonus target for each Executive Officer, as a percentage of their base salary (“2022 Bonus Target”); and (3) a bonus funding scale ranging from 0% to 250% (the “2022 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2022 Bonus Target, based on the Committee’s determination of the Company’s ultimate achievement of the 2022 Company Goals.

As reported in a Form 8-K filed by the Company on July 28, 2022, in July 2022 the Committee undertook a review of the 2022 cash incentive bonus plan and determined that most of the parameters established in February 2022, including the 2022 Bonus Targets, the bonus funding range, the depletions, EBIT, and resource efficiency performance components to be measured as 2022 Company Goals, and the relative weightings of such components, remained appropriate. However, the Committee recognized a disconnect between the performance metrics associated with the mid-range of the 2022 Bonus Scale based on the 2022 Company Goals, as approved at its February 9, 2022 meeting, and the Company’s then current full-year 2022 outlook and financial plan. The Committee considered this discrepancy and determined that adjustments to the specific performance target metrics underlying the 2022 Bonus Scale were appropriate in order to maintain the retention and performance objectives of the 2022 cash bonus incentive plan. Accordingly, on July 22, 2022, the Committee approved a revised 2022 Bonus Scale to align it more closely with the 2022 Company Goals. The revisions to the 2022 Bonus Scale were not applicable to Mr. Burwick, Chairman C. James Koch, and Dogfish Head Founder Samuel A. Calagione, III, who remained subject to the original 2022 Bonus Scale previously established on February 15, 2022.

The target parameters of the 2022 Company Goals were based on the Company’s 2022 Financial Plan. The 2022 Company Goals consisted of achieving: (1) certain depletions targets over 2021 (“2022 Depletions Growth”), which are weighted as 60% of the goals; (2) certain EBIT targets, which are weighted as 20% of the goals; and (3) the generation of certain resource efficiency targets, which are weighted as 20% of the goals.

The 2022 Bonus Target for each NEO was as follows:

•	Mr. Burwick: 100% of base salary;
•	Mr. Smalla 75% of base salary;
•	Mr. Geist: 75% of base salary;
•	Ms. Lysyj: 60% of base salary;
•	Ms. O’Boyle: 60% of base salary; and
•	Mr. Troupe: 60% of base salary.

The foregoing percentages were unchanged from 2021.

As further reported in the February 15, 2022 Form 8-K, the bonus of each Executive Officer for Fiscal Year 2022 was to be determined by the Compensation Committee before March 1, 2023, based on the three-step process outlined below. This process was completed by the Committee at its February 6, 2023 meeting.

First, the Committee confirmed and ratified the Company’s achievement of the 2022 Company Goals against the 2022 Bonus Scale (the “2022 Achievement”).

Second, the Committee established an aggregate bonus pool for the Company’s Executive Officers, including the NEOs, by applying the 2022 Achievement against each Officer’s 2022 Bonus Target.

Third, the Compensation Committee considered whether to adjust each Executive Officer’s final 2022 bonus payout based on the Committee’s assessment of each Executive Officer’s overall job performance, key competencies, and the achievement of relevant objectives and key results in 2022. The Committee had retained the discretion to increase or decrease an Officer’s bonus payout by up to 10% from the baseline target bonus, if the Officer was deemed to have performed “successfully” in 2022, and by up to 30% if the Officer was deemed to have performed “exceptionally.” The Committee had also retained the discretion to decrease an Officer’s 2022 bonus payout to as low as $0 if the Officer was deemed to have performed “unsatisfactorily.”

At its meeting on February 6, 2023, the Compensation Committee reviewed the Company’s performance against the 2022 Bonus Scale and determined that the Company achieved 38% on the 2022 Bonus Scale as revised in July 2022, and 0% on the original 2022 Bonus Scale previously approved on February 15, 2022, which scale remained applicable to Mr. Burwick.

Utilizing its discretion as outlined in step three above, the Committee accordingly approved 2022 bonuses for our Executive Officers, including the following bonuses for our Named Executive Officers: $0 to Mr. Burwick, $142,250 for Mr. Smalla, $142,250 for Mr. Geist, $84,000 to Ms. Lysyj; and $137,500 for Ms. O’Boyle. These bonuses are scheduled to be paid on or around March 8, 2023, the same date as 2022 bonuses will be paid to other coworkers in the Company. Mr. Troupe stepped down from his position with the Company as of April 1, 2022 and was therefore not eligible for a 2022 bonus.

2023 NEO Base Salaries

At its meeting on February 6, 2023, the Compensation Committee also approved 2023 base salaries for our Named Executive Officers of:

•	$860,503 for Mr. Burwick, a 3% increase from his 2022 base salary;
•	$608,650 for Mr. Smalla, a 2% increase from his 2022 base salary;
•	$608,650 for Mr. Geist, a 2% increase from his 2022 base salary;
•	$529,045 for Ms. Lysyj, a 2% increase from her 2022 base salary; and
•	$515,000 for Ms. O’Boyle, a 3% increase from her 2022 base salary.

In his offer letter, the Company previously promised to provide Mr. Burwick a 5% increase to his base salary in both 2022 and 2023. Mr. Burwick opted not to be considered for a base salary increase in 2022 and agreed to limit his salary increase to 3% in 2023.

The salary increases for the NEOs will be effective as of March 6, 2023, the same date that salary increases for other coworkers will take effect.

2023 Long-Term Equity Awards

At its meeting on February 6, 2023, the Compensation Committee approved, subject to ratification and approval by the full Board of Directors, stock option awards and restricted stock units (“RSUs”) of shares of the Company’s Class A Common Stock to certain of our NEOs, pursuant to the Company’s Employee Equity Incentive Plan. The grants were subsequently ratified and approved by the full Board of Directors at its February 9, 2023 meeting, and all will be granted and effective on March 1, 2023.

The extent to which the options may become exercisable will be dependent upon the Company achieving certain compounded annual growth rate targets based on net revenue growth in Fiscal Year 2024 over Fiscal Year 2022. The determination of the eligibility for vesting of these options will be made by the Compensation Committee before March 1, 2025. If the primary target is achieved, the options will vest as to 33% of the underlying shares on March 1, 2025, 33% on March 1, 2026, and 34% on March 1, 2027, contingent on continued employment on the applicable vesting dates and subject to accelerated vesting upon the occurrence of certain specified events. If the secondary target is achieved and the primary target is not achieved, the options will vest as to 16.5% of the underlying shares on March 1, 2025, 16.5% on March 1, 2026, and 17% on March 1, 2027, contingent on continued employment on the applicable vesting dates and subject to accelerated vesting upon the occurrence of certain specified events. The options will lapse to the extent that neither target is met.

The RSUs will vest 25% per year on March 1 in each of the years 2024 through 2027, contingent on continued employment on the respective vesting dates, and subject to accelerated vesting upon the occurrence of certain specified events.

The NEOs who will be awarded stock option awards and RSUs, and the applicable accounting values, based on the closing price of the Company’s Class A Common Stock on February 28, 2023, are as follows:

NEO	Stock Options	RSUs
Mr. Burwick	$2,000,000	$2,000,000
Mr. Smalla	$500,000	$500,000
Mr. Geist	$500,000	$500,000
Ms. Lysyj	$275,000	$275,000
Ms. O’Boyle	$275,000	$275,000

Each of these equity awards will include a double-trigger Change in Control clause which provides that the awards shall immediately vest in full in the event that a Change in Control results in the termination of the employment of the recipient without cause or for good reason within 12 months of the Change in Control. For the purposes of these grants, the term “Change in Control” means if Chairman C. James Koch and/or members of his family cease to control a majority of the Company’s Class B Stock.

Fiscal Year 2023 Cash Bonus Opportunities

At its meeting on February 6, 2023, the Compensation Committee also approved: (1) company-wide goals for the fiscal year ending December 30, 2023 (the “2023 Company Goals”); (2) the 2023 bonus target for certain Executive Officers, including certain NEOs, as a percentage of their base salary (the “2023 Bonus Target ”); and (3) a bonus funding scale ranging from 0% to 250% (the “2023 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2023 Bonus Target, based on the Committee’s determination of the Company’s achievement of the 2023 Company Goals.

The 2023 Company Goals consist of achieving: (1) certain depletions targets over 2022, which are weighted as 50% of the goals; (2) certain EBIT targets, which are weighted as 30% of the goals; and (3) the generation of certain resource efficiency targets, which are weighted as 20% of the goals.

Approved 2023 NEO Bonus Targets are as follows:

•	Mr. Burwick: 120% of base salary, a 20% increase from his 2022 Bonus Target;
•	Mr. Smalla: 75% of base salary, no change from 2022;
•	Mr. Geist: 75% of base salary, no change from 2022;
•	Ms. Lysyj: 60% of base salary, no change from 2022; and
•	Ms. O’Boyle: 60% of base salary, no change from 2022.

The increase to Mr. Burwick’s 2023 Bonus Target was to align his total potential compensation with that of CEOs at similarly sized companies. The Bonus Targets that were set for other Company Executive Officers range between 40% and 100% of their respective base salaries, with payout levels to be calculated in accordance with the 2023 Bonus Scale.

The 2023 bonus payout of each NEO will be determined by the Compensation Committee before March 1, 2024, using the same three-step process that was used to determine prior year bonuses.

Adoption of Equity Plan for Non-Employee Directors

Based on the Compensation Committee's recommendation, the Board of Directors, also at its meeting on February 9, 2023, adopted a new Equity Plan for Non-Employee Directors to supersede the existing Non-Employee Director Stock Option Plan to: (1) allow for the issuance of RSUs to Non-Employee Directors; (2) re-establish the approximate value of option shares and RSUs to be granted to Non-Employee Directors upon initial appointment to the Board and upon annual election to the Board; (3) clarify the vesting schedule for RSUS awarded under the Plan; and (4) extend the term of the Plan to June 1, 2032. A copy of the Equity Plan for Non-Employee Directors, as adopted, is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Approval of the Class B Stockholder

The above equity grants, cash bonus opportunities, and the Equity Plan for Non-Employee Directors were approved by the sole holder of the Company’s Class B Common Stock.

Item 8.01 Other Events.

The Board of Directors, at its February 9, 2023 meeting and acting on the recommendation of the Compensation Committee, adopted a new compensation schedule for Non-Employee Directors, effective as of the Company’s May 17, 2023 Annual Meeting of Stockholders. A summary of the elements of compensation for Non-Employee Directors is set forth below.

Applies to	Payment For	Compensation
All Non-Employee Directors	One-time award payable upon first-time election or appointment to the Board	Option for Class A Shares valued at approximately $65,000 as of the grant date
All Non-Employee Directors	One-time award payable upon first-time election or appointment to the Board	RSUs for Class A Shares valued at approximately $65,000 as of the grant date
All Non-Employee Directors	Annual award payable upon annual election to the Board, including first-time election	Option for Class A Shares valued at approximately $65,000 as of the grant date
All Non-Employee Directors	Annual award payable upon annual election to the Board, including first-time election	RSUs for Class A Shares valued at approximately $65,000 as of the grant date
All Non-Employee Directors	Annual cash retainer payable upon annual election to the Board	$75,000
Lead Director	Annual cash retainer payable upon annual appointment to the position	$20,000
Committee Chair (any standing committee)	Annual cash retainer payable upon annual appointment to the position	$20,000
Committee Member, Non-Chair (any standing committee, per committee)	Annual cash retainer payable upon annual appointment to the position	$10,000
Committee Chair or Member (Ad-Hoc Committee)	Annual cash retainer payable upon annual appointment to the position	Within discretion of Compensation Committee

Mid-Year Appointment. If a Non-Employee Director is elected or appointed to the Board between the Company’s annual meetings of stockholders, the number of option shares and RSUs granted pursuant to the annual awards and the value of the annual retainers shall be pro‐rated based upon the number of regular meetings of the Board remaining prior to the next annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

10.1	The Boston Beer Company, Inc. Equity Plan for Non‐Employee Directors, dated as of February 9, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.

Date: February 10, 2023	By:	/s/ David A. Burwick
Name: David A. Burwick
Title: President & Chief Executive Officer